Exhibit 99.1

MAKO Surgical Corp. Announces Additions to Board of Directors

FORT LAUDERDALE, Fla., July 8, 2013 (GlobeNewswire) -- MAKO Surgical Corp. (Nasdaq:MAKO), a medical device company that markets its RIO® Robotic Arm Interactive Orthopedic surgical platform, MAKOplasty® joint specific applications and proprietary RESTORIS® implants that together enable orthopedic surgeons to consistently, reproducibly and precisely treat patient specific osteoarthritic disease, today announced that Scott D. Flora and Jonathan T. “Jack” Lord, M.D. have joined the Company’s Board of Directors.

“Scott and Jack are exciting additions to the MAKO Board,” said Charles W. Federico, Chairman of the Board of Directors. “Both bring substantial strategic value to the board based on their experience and prior successes, and we look forward to their contributions at MAKO.”

Mr. Flora is currently the President, Chief Executive Office and a director of OmniGuide Inc., a medical device company. He served as the Global Business Unit President for the surgical device division of Covidien plc, a global healthcare products company, from November 2006 until June 2011. From 1994 through 2006, Mr. Flora served in numerous positions at Smith & Nephew plc, a global medical technology company, including President and General Manager of the orthopedics reconstruction division, General Manager of the trauma and clinical therapies divisions, Senior Vice President of United States and Europe, Senior Vice President of Smith & Nephew Healthcare, and Senior Vice President of the orthopedics division. From September 2011 until January 2013, Mr. Flora served on the board of directors of Tengion, a regenerative medicine company focused on discovering, developing, manufacturing and commercializing a range of neo-organs. Mr. Flora received a bachelor of science degree in marketing from Millikin University and has participated in professional development programs at Yale University, the Wharton School of the University of Pennsylvania, the Kellogg School of Management, INSEAD, and Pennsylvania State University.

Dr. Lord is currently the Chairman of the Board of Directors of Dexcom, Inc., a medical device company. He recently completed an assignment as Chief Operating Officer of the Miller School of Medicine and UHealth-University of Miami Health System, and is currently a Professor of Clinical Pathology. Dr. Lord served as the Chief Innovation Officer of the University of Miami from September 2011 to March 2012 and as the Chief Executive Officer of Navigenics, a personal genomics company, from May 2009 to December 2009. Prior to that, he was the Chief Innovation Officer and Senior Vice President of Humana, an insurance products and health and wellness services company, from 2000 to 2009. Dr. Lord is a board-certified forensic pathologist who began his medical career in the U.S. Navy and later served as chief operating officer of the American Hospital Association and several biotech companies. Dr. Lord also serves or has served as a member of a number of boards and organizations, including the Centers for Disease Control and Prevention’s Advisory Committee to the Director, the National Advisory Council for Healthcare Research and Quality, which advises the U.S. Secretary of Health and Human Services, and the Joint Commission on Accreditation of Health Care Organizations. In addition to currently serving as the Chairman of Dexcom, Inc., Dr. Lord also serves as a Director at Stericycle, Inc. and Vigilant Biosciences, Inc., and serves on advisory board roles for Serco PLC (UK), Anthelio Health and Third Rock Ventures, LLC. He has earned certificates in Governance and Audit from the Harvard Business School. Dr. Lord received an M.D. from the University of Miami School of Medicine and a bachelor of science degree in chemistry from the University of Miami.

“Jack and Scott provide MAKO with impressive clinical and industry expertise,” said Maurice R. Ferré, M.D., MAKO’s President and Chief Executive Officer. “I look forward to working with them towards MAKO’s continuing growth and success.”

About MAKO Surgical Corp.

MAKO Surgical Corp. is a medical device company that markets its RIO® Robotic-Arm Interactive Orthopedic system, joint specific applications for the knee and hip, and proprietary RESTORIS® implants for orthopedic procedures called MAKOplasty®. The RIO is a surgeon-interactive tactile surgical platform that incorporates a robotic arm and patient-specific visualization technology, which enables precise, consistently reproducible bone resection for the accurate insertion and alignment of MAKO’s RESTORIS implants. The MAKOplasty solution incorporates technologies enabled by an intellectual property portfolio including more than 300 U.S. and foreign, owned and licensed, patents and patent applications. Additional information can be found at www.makosurgical.com.

Forward-Looking Statements

This press release contains forward-looking statements regarding, among other things, statements related to expectations, goals, plans, objectives and future events. MAKO intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Reform Act of 1995. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements are based on the current estimates and assumptions of our management as of the date of this press release and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause actual results to differ materially from those indicated by forward-looking statements, many of which are beyond MAKO’s ability to control or predict. Such factors, among others, may have a material adverse effect on MAKO’s business, financial condition and results of operations and may include the potentially significant impact of a continued economic downturn or delayed economic recovery on the ability of MAKO’s customers to secure adequate funding, including access to credit, for the purchase of MAKO’s products or cause MAKO’s customers to delay a purchasing decision, changes in general economic conditions and credit conditions, changes in the availability of capital and financing sources for our company and our customers, unanticipated changes in the timing and duration of the sales cycle for MAKO’s products or the vetting process undertaken by prospective customers, changes in competitive conditions and prices in MAKO’s markets, changes in the relationship between supply of and demand for our products, fluctuations in costs and availability of raw materials, finished goods, and labor, changes in other significant operating expenses, slowdowns, delays, or inefficiencies in MAKO’s product research and development cycles, unanticipated issues relating to intended product launches, decreases in sales of MAKO’s principal product lines, decreases in utilization of MAKO’s principal product lines or in procedure volume or system utilizations, increases in expenditures related to increased or changing governmental regulation or taxation of MAKO’s business, both nationally and internationally, unanticipated issues in complying with domestic or foreign regulatory requirements related to MAKO’s current products, including initiating and communicating product actions or product recalls and meeting Medical Device Reporting requirements and other required reporting to the United States Food and Drug Administration, or securing regulatory clearance or approvals for new products or upgrades or changes to MAKO’s current products, developments adversely affecting our actual and potential sales activities outside the United States, increases in cost containment efforts by group purchasing organizations, the impact of the United States healthcare reform legislation enacted in March 2010 on hospital spending, reimbursement, unanticipated changes in reimbursement to our customers for our products, and the taxing of medical device companies, any unanticipated impact arising out of the securities class action or any other litigation, inquiry, or investigation brought against MAKO, loss of key management and other personnel or inability to attract such management and other personnel, increases in costs of retaining a direct sales force and building a distributor network, unanticipated issues related to, or unanticipated changes in or difficulties associated with, the recruitment of agents and distributors of our products, and unanticipated intellectual property expenditures required to develop, market, and defend MAKO’s products or market position. These and other risks are described in greater detail under Item 1A, “Risk Factors,” in MAKO’s periodic filings with the Securities and Exchange Commission, including MAKO’s annual report on Form 10-K for the year ended December 31, 2012 filed on February 28, 2013. Given these uncertainties, undue reliance should not be placed on these forward-looking statements. MAKO does not undertake any obligation to release any revisions to these forward-looking statements publicly to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

“MAKOplasty®,” “RESTORIS®,” “RIO®,” as well as the “MAKO” logo, whether standing alone or in connection with the words “MAKO Surgical Corp.” are trademarks of MAKO Surgical Corp.

CONTACT:

Investors:

MAKO Surgical Corp.
954-628-1706
investorrelations@makosurgical.com

or

Westwicke Partners
Mark Klausner

443-213-0500
makosurgical@westwicke.com

Source: MAKO Surgical Corp.